UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2015

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona		85254
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 17, 2015, Nuverra Environmental Solutions, Inc. (the “Company”) received notice from the New York Stock Exchange (the “NYSE”) that the average closing price of the Company’s common stock over the previous 30 trading-day period had fallen below $1.00 per share, which is the minimum price required under continued listing standard 802.01C of the NYSE Listed Company Manual.

The Company plans to timely notify the NYSE no later than December 27, 2015 that it intends to cure the deficiency and return to compliance with NYSE continued listing requirement 802.01C. Pursuant to continued listing requirement 802.01C, the Company can avoid delisting if, during the six-month period following receipt of notice, on the last trading of any calendar month or on June 17, 2016 (six months following receipt of the non-compliance notice) the Company’s common stock has a closing price of at least $1.00 per share and an average closing price of at least $1.00 per share over the previous 30 trading-day period. If the Company does not achieve compliance with the NYSE continued listing requirement by the expiration of the six-month cure period, the NYSE may commence suspension and delisting procedures.

The Company’s common stock will continue to be listed and traded on the NYSE during the six-month cure period, subject to the Company’s compliance with the other NYSE listing standards. This notification of noncompliance does not affect the Company’s business operations or its Securities and Exchange Commission reporting requirements and does not conflict with or cause an event of default under any of the Company’s material debt or other agreements.

Item 7.01	Regulation FD Disclosure

On December 18, 2015, the Company issued a press release announcing that it had received the Letter from the NYSE, a copy of which is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including the press release attached as Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: December 18, 2015	By:	/s/ Joseph M. Crabb
Name: Joseph M. Crabb
Title: Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 18, 2015